ENVESTNET



1Q 2021 Earnings

Supplemental Presentation

May 6, 2021

Safe Harbor Disclosure

This presentation contains forward-looking statements. These forward-looking statements include, in particular, statements about our plans, strategies and prospects. These statements are based on our current expectations and projections about future events. The words “may,” “will,” “should,” “could,” “expect,” “scheduled,” “plan,” “seek,” “intend,” “anticipate,” “believe,” “estimate,” “aim,” “potential” or “continue” or the negative of those terms or other similar expressions are intended to identify forward-looking statements and information. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on assumptions and estimates by our management that, although we believe to be reasonable, are inherently uncertain and subject to risks and uncertainties that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements. These risks and uncertainties include those described in our filings with the SEC. In light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur.

We undertake no obligation to update or revise any forward-looking statement after the date of this presentation as a result of new information, future events or otherwise, except as required by law.

We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Disclosure Statement

This presentation contains certain non-GAAP financial measures, including "adjusted revenues", "adjusted EBITDA", "adjusted net income" and "adjusted net income per share".

- "Adjusted revenues" excludes the effect of purchase accounting on the fair value of acquired deferred revenue. Under GAAP, we record at fair value the acquired deferred revenue for contracts in effect at the time the entities were acquired. Consequently, revenue related to acquired entities for periods subsequent to the acquisition does not reflect the full amount of revenue that would have been recorded by these entities had they remained stand-alone entities. Adjusted revenues has limitations as a financial measure, should be considered as supplemental in nature and is not meant as a substitute for revenue prepared in accordance with GAAP.
- "Adjusted EBITDA" represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, accretion on contingent consideration and purchase liability, income tax provision (benefit), depreciation and amortization, non-cash compensation expense, restructuring charges and transaction costs, severance, fair market value adjustment on contingent consideration liability, litigation and regulatory related expenses, foreign currency, non-income tax expense adjustment, gain on acquisition of equity method investment, loss allocation from equity method investments and (income) loss attributable to non-controlling interest.
- "Adjusted net income" represents net income before deferred revenue fair value adjustment, accretion on contingent consideration and purchase liability, non-cash interest expense, cash interest on our convertible notes (subsequent to the adoption of ASU 2020-06 on January 1, 2021), non-cash compensation expense, restructuring charges and transaction costs, severance, fair market value adjustment on contingent consideration liability, amortization of acquired intangibles, litigation and regulatory related expenses, foreign currency, non-income tax expense adjustment, gain on acquisition of equity method investment, loss allocation from equity method investments and (income) loss attributable to non-controlling interest. Reconciling items are presented gross of tax, and a normalized tax rate is applied to the total of all reconciling items to arrive at adjusted net income. The normalized tax rate is based solely on the estimated blended statutory income tax rates in the jurisdictions in which we operate. We monitor the normalized tax rate based on events or trends that could materially impact the rate, including tax legislation changes and changes in the geographic mix of our operations.
- "Adjusted net income per diluted share" represents adjusted net income attributable to common stockholders divided by the diluted number of weighted-average shares outstanding. Beginning January 1, 2021, the dilutive effect of our Convertible Notes are calculated using the if-converted method in accordance with the adoption of ASU 2020-06. As a result, 9.9 million potential shares to be issued in connection with our Convertible Notes are considered to be dilutive for purposes of the adjusted net income per diluted share calculation beginning January 1, 2021.

This information is not calculated in accordance with GAAP and may be calculated differently than similar non-GAAP information for other companies. Quantitative reconciliations of our non-GAAP financial information to the most directly comparable GAAP information appear in the appendix of this presentation. Reconciliations are not provided for guidance on such measures as the Company is unable to predict the amounts to be adjusted, such as the GAAP tax provision. The Company's Non-GAAP Financial Measures should not be viewed as a substitute for revenues, net income (loss) or net income (loss) per share determined in accordance with GAAP.

Key Messages for Today

Building the Financial Wellness Ecosystem



Positioning Envestnet for accelerated revenue growth



Leading industry capabilities, the right team, a winning strategy



Reporting strong financial results



Proven Record of Innovation and Growth



TAMP
Integrated Wealth Platform
Financial Wellness Ecosystem
Cloud-based TAMP
Advisor-as-Portfolio-Manager
UMA
TAMARAC
Tamarac RIA solution
Fully mobile WM platform
Advice-Centric platform
YODLEE
Yodlee Data & Analytics
Financial Planning
FIDX
Insurance Exchange
ACX
Credit Exchange
dynasty
Advisor Services Exchange
Trust Services Exchange
AI Recommendations
Client Apps
Developer Tools
Health
Future Offerings

Market and Industry Leading Footprint

+$4.8 trillion
in assets

~14 million
investor accounts

+106,000
advisors

+17,000
data sources

+500 million
linked consumer accounts

~35 million
Users**

+625
FinTech Companies

17 of 20
of the largest
U.S. Banks

47 of 50
of the largest
wealth management and
brokerage firms

+500
of the largest Registered
Investment Advisers

ENVESTNET

*Metrics as of March 31, 2021
**Paid subscribers

Investing in Ecosystem as We Pursue $40 Billion Market Opportunity



TAM $40B *
THE FINANCIAL WELLNESS STACK
$20B
Solutions
$3B
Engagement Platform Technology
$9B
Business Management Technology
$6B
AI Powered Recommendations
$1B
Financial Planning
$1B
Data Analytics

Managed Investments, Impact, Risk, Tax Overlay and Banking Services Credit, Insurance, Trust Services and Healthcare Exchanges

Next Gen Client and Advisor Portals, Reporting Media, Education

Account Opening, Trading, Rebalancing, Billing

Next Best Action, Should I spend?, Should I save?

Budgeting, Full Financial Plan, MoneyGuide MyBlocks, Savings, Cash flow, Estate Planning

Data Aggregation, Cloud Services

*represents estimated amounts from the company

ENVESTNET

The Ecosystem in Action: Expanding Solutions to Existing Clients

$4.8 trillion captive addressable market and growing

~$500 million <u>incremental</u> revenue opportunity



Trust
Credit
Annuities
Impact
Tax Overlay
Direct Indexing
Financial Planning
UMA
Existing Client Relationships

1. Envestnet's ecosystem allows the advisors to deliver expanded solutions to their clients
2. Financial Planning provides the client roadmap
3. Recommendation Engine identifies and prioritizes the opportunity based on client needs
4. Advisors execute on unified platform
   - Specialist desk + digital marketing supports advisor engagement
5. Expanding solutions to captive addressable market drives growth for ENV

ENVESTNET

Expansion of Asset-Based Solutions

	Impact Portfolios	Overlay Solutions	Direct Indexing	Total
1Q'2021 YoY Change				
Advisor Usage	+44%	+36%	+43%	+20,000 advisors
Accounts	+71%	+34%	+41%	+40,000 accounts
Assets	+132%	+81%	+96%	+$40B in assets

Year-over-year change comparing March 31, 2021 vs March 31, 2020

Accelerated Growth Areas of Focus

Product and Engineering

Hiring

Research & Development

Digital Engagement

Marketing and Sales

Demand Generation

Digital Media & Experience

Brand & Partner Marketing

Sales Enablement

Ecosystem

Seamless Integration

Digital Engagement

client portal

recommendation engine

Open Platform APIs

Growth of Ecosystem Metrics



575
550
525
500
475
450
425
400
375
350
(millions)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.2
3.5
11
32
388
2.8
5.3
14
49
501
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Aggregated accounts
Trading total
Platform accounts
Billings
Quarterly Performance Reports
OpEx as % of platform assets

Ecosystem engagement metrics continue to increase

Operating Expenses as a percentage of platform assets decreases

- Aggregated accounts represents customer linked bank accounts
- Trading total represents the amount of trades made on the Platform
- Platform accounts represents the amount of investment accounts utilizing our Wealth Solutions Platforms

- Billings represents the generation of account level fees
- Quarterly Performance Reports represents a template generated by Envestnet and posted to the platform
- Platform Assets represents the amount of assets utilizing our Wealth Solutions Platforms

Growth of Advisor Metrics



10-yr CAGR
Accounts per advisor 10%
Assets per advisor 13%
Adj. Rev per advisor 8%
$6,508
$14,145
Thousands
60
50
40
30
20
10
0
$16
$14
$12
$10
$8
$6
$4
$2
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Accounts per Advisor (end of period)
Assets per Advisor ($M) (end of period)
Adj. Revenue per Advisor (Average Period Annualized)

Sustained growth in assets per advisor, accounts per advisor, and adjusted revenue per advisor*

Growth in assets per advisor exceeded the industry by 500bps**

ENVESTNET

*Advisor metrics based on AUM/A advisors
**From 2010-2019

Strong First Quarter 2021 Results

(in millions except per share amounts)	1Q21 Outlook *Provided 2/25/21*	**1Q21 Results vs. Midpoint**	YoY Change (%)*	Key Variance Drivers – Results vs. Outlook
Adjusted revenues[(1)]	$270.0-$273.0	**$275.2** +$3.7	+11%	• Outperformance in subscription revenues across both segments
Adjusted EBITDA[(1)]	$63.0-$65.0	**$68.3** +$4.3	+25%	• Favorable operating expenses due to ongoing operational impact of COVID-19 compared to 1Q 2020
Adjusted net income per diluted share[(1)]	$0.61	**$0.64** +$0.03	+12%	• Favorability in Adjusted EBITDA

*YoY change represents 1Q21 results vs. 1Q20 results.

(1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information.

2021 Full Year Outlook

Key Components (in millions except adjusted EPS and tax rate)	**Initial FY21 Guidance** *(2/25/21)*	**Updated FY21 Guidance** *(5/6/21)*	**Updated midpoint vs. initial midpoint**	**Updated increase (decrease) vs. initial midpoint**	**Primary Variance Drivers vs. Initial Guidance**
Adjusted revenues[1]	$1,105 - $1,120	**$1,138 - 1,148**	+$31	+3%	• 1Q market impact on asset-based revenues • +$1.6 mm Harvest acquisition • Other updates based on current business environment
Adjusted EBITDA[1]	$225 - $235	**$230 - $236**	+$3	+1%	• 1Q market impact on asset-based revenues • ($5-7) Harvest acquisition • Other updates based on operating expenses
Adjusted net income per diluted share[1]	$1.95 – $2.08	**$2.03 - $2.10**	+$0.05	+2%	• Lower share count
Normalized effective tax rate	25.5%	**25.5%**	unchanged	n/a	• Unchanged
Diluted shares outstanding	65.9	**65.6**	(0.3)	(0.5%)	• Lower ENV stock price

ENVESTNET

(1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information.

Strong Balance Sheet and Liquidity

Capital Position as of March 31, 2021			
Cash and Cash Equivalents	$372M	**Annual cash interest expense**	~$11.2M[1]
Debt			
Outstanding on Revolving Line of Credit ($500M)	$0M	Revolving Line of Credit	LIBOR + spread[2]
Convertible Debt Maturing 2023	$345M	Convertible Debt 2023	1.75% coupon
Convertible Debt Maturing 2025	$517.5M	Convertible Debt 2025	0.75% coupon

Net Leverage Ratio 1.9x

ENVESTNET

(1) Estimated run rate as of 3/31/2021. Includes convertible note coupon payments and undrawn fees on revolving line of credit.
(2) LIBOR plus 275 basis points on drawn amounts, if any, based on current leverage ratio.

Appendix

Outlook Table

The Company provided the following outlook for the second quarter ending June 30, 2021 and full year ending December 31, 2021. This outlook is based on the market value of assets on March 31, 2021. We caution that we cannot predict the market value of our assets on any future date. See slide 2 for more information.

In Millions Except Adjusted EPS	**2Q 2021**			**FY 2021**		
GAAP:						
Revenues:						
Asset-based	$ 166.5	-	$ 168.0			
Subscription-based	110.0	-	111.0			
Total recurring revenues	$ 276.5	-	$ 279.0			
Professional services and other revenues	4.5	-	5.0			
Total revenues	$ 281.0	-	$ 284.0	$ 1,137.7	-	$ 1,147.7
Asset-based cost of revenues	$ 91.5	-	$ 92.0		-	
Total cost of revenues	$ 99.0	-	$ 99.5			
Net income	(a)	-	(a)	(a)	-	(a)
Diluted shares outstanding		65.7			65.6	
Net income per diluted share	(a)	-	(a)	(a)	-	(a)
Non-GAAP:						
Adjusted revenues [(1)]:						
Asset-based	$ 166.5	-	$ 168.0			
Subscription-based	110.0	-	111.0			
Total recurring revenues	$ 276.5	-	$ 279.0			
Professional services and other revenues	4.5	-	5.0			
Total revenues	$ 281.0	-	$ 284.0	$ 1,138.0	-	$ 1,148.0
Adjusted EBITDA[(1)]	$ 60.0	-	$ 62.0	$ 230.0	-	$ 236.0
Adjusted net income per diluted share[(1)]	$ 0.53	-	$ 0.55	$ 2.03	-	$ 2.10

(a) The Company does not forecast net income and net income per diluted share due to the unpredictable nature of various items adjusted for non-GAAP disclosure purposes, including the periodic GAAP income tax provision.

(1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information.

ENVESTNET

Reconciliation of Non-GAAP Financial Measures

(in thousands) (unaudited)	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Total revenues	$ 275,105	$ 246,539
Deferred revenue fair value adjustment	80	439
Adjusted revenues	$ 275,185	$ 246,978
Net income (loss)	$ 14,935	$ (7,190)
Add (deduct):		
Deferred revenue fair value adjustment	80	439
Interest income	(170)	(391)
Interest expense	4,215	7,134
Accretion on contingent consideration and purchase liability	388	599
Income tax benefit	(5,588)	(1,964)
Depreciation and amortization	28,392	27,683
Non-cash compensation expense	14,137	13,470
Restructuring charges and transaction costs	2,784	2,820
Severance	4,914	13,982
Fair market value adjustment on contingent consideration liability	(140)	—
Non-recurring litigation and regulatory related expenses	1,709	703
Foreign currency	151	(494)
Non-income tax expense adjustment	(566)	188
Non-recurring gain	—	(4,230)
Loss allocation from equity method investments	3,288	2,030
Income attributable to non-controlling interest	(265)	(201)
Adjusted EBITDA	$ 68,264	$ 54,578

ENVESTNET

Reconciliation of Non-GAAP Financial Measures

(in thousands, except share and per share information) (unaudited)	Three Months Ended March 31, 2021		Three Months Ended March 31, 2020	
Net income (loss)	$	14,935	$	(7,190)
Income tax provision benefit		(5,588)		(1,964)
Income (loss) before income tax benefit		9,347		(9,154)
Add (deduct):				
Deferred revenue fair value adjustment		80		439
Accretion on contingent consideration and purchase liability		388		599
Non-cash interest expense		1,423		2,962
Cash interest - Convertible Notes		2,480		—
Non-cash compensation expense		14,137		13,470
Restructuring charges and transaction costs		2,784		2,820
Severance		4,914		13,982
Fair market value adjustment on contingent consideration liability		(140)		—
Amortization of acquired intangibles		16,478		18,758
Non-recurring litigation and regulatory related expenses		1,709		703
Foreign currency		151		(494)
Non-income tax expense adjustment		(566)		188
Non-recurring gain		—		(4,230)
Loss allocation from equity method investments		3,288		2,030
Income attributable to non-controlling interest		(265)		(201)
Adjusted net income before income tax effect		56,208		41,872
Income tax effect		(14,333)		(10,670)
Adjusted net income	$	41,875	$	31,202
Basic number of weighted-average shares outstanding		54,208,469		53,016,511
Effect of dilutive shares:				
Options to purchase common stock		222,387		664,796
Unvested restricted stock units		562,612		600,567
Convertible notes		9,898,549		235,182
Warrants		76,142		42,551
Diluted number of weighted-average shares outstanding		64,968,159		54,559,607
Adjusted net income per share - diluted	$	0.64	$	0.57

Reconciliation of Non-GAAP Financial Measures

	Year Ended December 31,										
(in millions) (unaudited)	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**	**2019**	**2020**
Net income (loss)	(0.63)	7.61	0.47	3.66	13.98	4.44	(55.57)	(3.28)	4.01	(17.20)	(2.64)
Accretion on contingent consideration and purchase liability	-	-	-	-	-	0.89	0.15	0.51	0.22	1.77	1.69
Bad debt expense	2.67	-	-	-	-	-	-	-	-	-	-
Contract settlement charges	-	1.18	-	-	-	-	-	-	-	-	-
Customer inducement costs	3.24	4.57	-	-	-	-	-	-	-	-	-
Deferred revenue fair value adjustment	-	-	1.25	0.16	-	0.32	1.27	0.13	0.12	9.27	0.69
Depreciation and amortization	5.70	6.38	12.40	15.33	18.65	27.96	64.00	62.82	77.63	101.27	113.66
Fair market value adjustment on contingent consideration liability	-	-	-	0.50	(1.43)	(4.15)	1.59	-	-	(8.13)	(3.11)
Foreign currency	-	-	-	-	-	-	(0.72)	0.49	(0.59)	(0.07)	0.12
Impairment of customer inducement assets	-	0.17	-	-	-	-	-	-	-	-	-
Impairment of equity method investment	-	-	-	-	-	-	0.73	-	-	-	-
Imputed interest expense on contingent consideration	-	-	-	0.79	1.47	-	-	-	-	-	-
Income tax provision (benefit)	1.53	2.98	2.60	2.05	8.53	4.55	15.08	1.59	(13.17)	(30.89)	(5.40)
Interest expense	0.56	0.79	-	-	0.63	10.27	16.60	16.35	25.20	32.52	31.50
Interest income	(0.15)	(0.08)	(0.03)	(0.02)	(0.14)	(0.34)	(0.04)	(0.20)	(2.36)	(3.35)	(1.11)
Litigation related expense	1.93	0.13	0.27	0.01	0.02	0.07	5.59	1.03	-	2.88	7.83
Loss allocation from equity method investment	-	-	-	-	-	-	1.42	1.47	1.15	2.36	5.40
Loss attributable to non-controlling interest	-	-	-	-	1.23	1.64	1.08	0.32	1.79	0.11	(1.83)
Non-cash compensation expense	1.73	3.06	4.04	8.92	11.42	15.16	33.28	31.33	40.25	60.44	57.11
Non-income tax expense adjustment	-	-	-	-	-	-	6.23	0.35	(0.59)	0.37	0.42
Other	-	(1.10)	-	-	(1.83)	0.07	(1.38)	-	-	-	-
Re-audit related expenses	-	-	-	3.11	-	-	-	-	-	-	-
Restructuring charges and transaction costs	0.86	1.05	2.72	3.30	2.67	13.50	5.78	13.67	15.58	26.56	19.38
Severance	0.67	0.70	0.28	0.79	0.74	1.70	4.34	2.32	8.32	15.37	25.11
Gain on acquisition of equity method investment	-	-	-	-	-	-	-	-	-	-	(4.23)
Gain on sale of interest in private company	-	-	-	-	-	-	-	-	-	-	(1.65)
Adjusted EBITDA	**18.11**	**27.44**	**23.99**	**38.59**	**55.94**	**76.07**	**99.44**	**128.89**	**157.55**	**193.29**	**242.94**

ENVESTNET

Note: Numbers may not sum due to rounding.

ENVESTNET